                                   Exhibit 99

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying amended annual report of Centrack
International, Inc. (the "Company") on Form 10-KSB for the year ending May 31,
2001, as filed with the Securities and Exchange commission on the date hereof
(the "Report"), I, Laurence S. Isaacson, chief executive officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the Company.

                                           By:      /s/Laurence S. Isaacson
                                                    ------------------------
                                                       Laurence S. Isaacson

                                                          September 5, 2002